                                                                    Exhibit 99.2

                      SOLICITED BY THE BOARD OF DIRECTORS

                           EL PASO ENERGY CORPORATION

                        SPECIAL MEETING OF STOCKHOLDERS

                                          , 2000


The undersigned hereby appoints William A. Wise and Britton White Jr., and each or any of them, with power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of El Paso Energy Corporation, held of record by the undersigned as
of the close of business on       , 2000, at the Special Meeting of Stockholders
to be held at                             on       , 2000, and at any
adjournment(s) or postponement(s) of that meeting, with respect to the proposal to approve the issuance of shares of El Paso common stock to stockholders and optionholders of The Coastal Corporation in connection with the proposed merger of a wholly owned subsidiary of El Paso into Coastal, as a result of which Coastal will become a wholly owned subsidiary of El Paso, as described in the joint proxy statement/prospectus to which this proxy relates. The proxies shall have discretionary authority as to any other matters that may properly come before the Special Meeting, including an adjournment of the Special Meeting to obtain a quorum, to solicit additional votes in favor of this proposal. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS RETURNED WITHOUT DIRECTION BEING GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                                             ------------------
(IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)          SEE REVERSE SIDE
                                                             ------------------

[X]      Please mark votes as in this example




The Board of Directors recommends a vote FOR the                 For     Against    Abstain
following proposal:
                                                                 [ ]       [ ]        [ ]
Approval of the issuance of shares of El Paso
common stock to stockholders and optionholders of The
Coastal Corporation in connection with the proposed
merger of a wholly owned subsidiary of El Paso into
Coastal, as a result of which Coastal will become a
wholly owned subsidiary of El Paso.


                                                                                                       MARK HERE FOR COMMENTS    [ ]
                                                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [ ]

                                                         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                                                         ENCLOSED ENVELOPE.

                                                         Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                         IMPORTANT: Please mark, sign, date, and return this proxy card promptly using the enclosed envelope.

------------------------------       -----------------   ------------------------------------------      -----------------------
         SIGNATURE                          DATE                            SIGNATURE                             DATE


-----------------                                        ----------------
VOTE BY TELEPHONE                                        VOTE BY INTERNET
-----------------                                        ----------------

It's fast, convenient, and immediate!                    It's fast, convenient, and your vote is immediately confirmed and
Call Toll-Free on a Touch-Tone Phone                     posted.
1-           (1-           )
                                                         In addition, after your vote, you will have the opportunity to sign up and
If outside the continental U.S. call collect on a        indicate your consent to receive future stockholder communications via the
Touch-Tone Phone (            )                          Internet, if available.

Follow these four easy steps:                            Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card. 1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number.                            2. Go to the Website.
   1-            (1-             )                           http://

3. Enter  your  14-digit  Control  Number  located on    3. Enter your 14-digit  Control  Number located on your Proxy Card above
   your Proxy Card above your name.                         your name.

4. Follow the recorded instructions.                     4. Follow the instructions provided.

YOUR VOTE IS IMPORTANT!                                  YOUR VOTE IS IMPORTANT!
CALL 1-             (1-            ) ANYTIME!            Go to http://                  anytime!


    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                        CONFIDENTIAL VOTING INSTRUCTIONS
                           EL PASO ENERGY CORPORATION
             SPECIAL MEETING OF STOCKHOLDERS -            , 2000
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


TO:  BANKERS TRUST COMPANY, TRUSTEE UNDER EL PASO
     ENERGY CORPORATION RETIREMENT SAVINGS PLAN

The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock of El Paso Energy Corporation credited to my account under the referenced Plan at the close of business
on        , 2000, the record date, at the Special Meeting of Stockholders to be
held at                            on         , 2000, and at any adjournment(s)
or postponement(s) of that meeting, with respect to the proposal to approve the issuance of shares of El Paso common stock to stockholders and optionholders of The Coastal Corporation in connection with the proposed merger of a wholly owned subsidiary of El Paso into Coastal, as a result of which Coastal will become a wholly owned subsidiary of El Paso. The Trustee is directed to grant to persons selected by El Paso discretionary authority as to any other matters that may properly come before the Special Meeting, including an adjournment of the Special Meeting to obtain a quorum, to solicit additional votes in favor of this proposal, as described in the accompanying joint proxy statement/prospectus. If these voting instructions are properly executed, the full or fractional shares credited to the undersigned's account will be voted in the manner directed by the undersigned.

If these voting instructions are completed, dated, signed and returned in the
accompanying envelope to the Trustee by        , 2000, the full or fractional
shares credited to the undersigned's account will be voted in the manner directed by the undersigned. If these voting instructions are returned to the Trustee without direction being given, those full or fractional shares will be voted FOR the proposal.

PLEASE MARK YOUR CHOICE LIKE THIS [X] IN
DARK INK AND SIGN AND DATE BELOW

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

  Approval of the issuance of shares of El Paso common stock to stockholders             For           Against             Abstain
and optionholders of The Coastal Corporation in connection with the proposed
merger of a wholly owned subsidiary of El Paso into Coastal, as a result of                [ ]             [ ]                 [ ]
which Coastal will become a wholly owned subsidiary of El Paso.

                                                            If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                            IMPORTANT:  Please mark, sign, date, and return this proxy card promptly using the enclosed envelope.

Shares held as of           :
                               -----------                  -----------------------------------------------     ------------------
                                                            SIGNATURE                                                  DATE

                        CONFIDENTIAL VOTING INSTRUCTIONS
                           EL PASO ENERGY CORPORATION
                 SPECIAL MEETING OF STOCKHOLDERS -       , 2000
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


TO:  BANKERS TRUST COMPANY, TRUSTEE UNDER EL PASO
     ENERGY CORPORATION BENEFITS PROTECTION TRUST

The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock of El Paso Energy Corporation credited to my account under the referenced Plan at the close of business on , 2000, the record date, at the Special Meeting of Stockholders to be held at
                 on                  , 2000, and at any adjournment(s) or
postponement(s) of that meeting, with respect to the proposal to approve the issuance of shares of El Paso common stock to stockholders and optionholders of The Coastal Corporation in connection with the proposed merger of a wholly owned subsidiary of El Paso into Coastal, as a result of which Coastal will become a wholly owned subsidiary of El Paso. The Trustee is directed to grant to persons selected by El Paso discretionary authority as to any other matters that may properly come before the Special Meeting, including an adjournment of the Special Meeting to obtain a quorum, to solicit additional votes in favor of this proposal, as described in the accompanying joint proxy statement/prospectus. If these voting instructions properly executed, the full or fractional shares credited to the undersigned's account will be voted in the manner directed by the undersigned.

If these voting instructions are completed, dated, signed and returned in the
accompanying envelope to the Trustee by        , 2000, the full or fractional
shares credited to the undersigned's account will be voted in the manner directed by the undersigned. If these voting instructions are returned to the Trustee without direction being given, those full or fractional shares will be voted FOR the proposal.

PLEASE MARK YOUR CHOICE LIKE THIS [X] IN
DARK INK AND SIGN AND DATE BELOW

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

Approval of the issuance of shares of El Paso common stock to stockholders             For           Against             Abstain
and optionholders of The Coastal Corporation in connection with the proposed
merger of a wholly owned subsidiary of El Paso into Coastal, as a result of            [ ]             [ ]                 [ ]
which Coastal will become a wholly owned subsidiary of El Paso.


                                                            If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                            IMPORTANT:  Please mark, sign, date, and return this proxy card promptly using the enclosed envelope.

Shares held as of              :
                                -----------                 ------------------------------------------------     ------------------
                                                            SIGNATURE                                                   DATE